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                                                                    EXHIBIT 99.3

                                 AMENDMENT NO. 2

                 TO THE MASTER MORTGAGE LOAN PURCHASE AGREEMENT
                            DATED AS OF APRIL 1, 1998

                                     BETWEEN

                               RWT HOLDINGS, INC.

                                       AND

                        MERRILL LYNCH CREDIT CORPORATION

         This Amendment to the Master Mortgage Loan Purchase Agreement, dated as of April 1, 1998, between RWT Holdings, Inc. ("Purchaser") and Merrill Lynch Credit Corporation ("Seller"), as amended, is made this 1st day of September, 2002.

         WHEREAS, Purchaser and Seller entered into a Master Mortgage Loan Purchase Agreement dated as of April 1, 1998 (the "Master Purchase Agreement") for the purposes of establishing between them certain rights and responsibilities as to the sale of certain residential mortgage loans (the "Mortgage Loans"); and

         WHEREAS, Purchaser and Seller entered into an amendment to the Master Purchase Agreement dated as of December 14, 1999 (the "Amendment No. 1," and together with the Master Purchase Agreement, the "Master Purchase Agreement"); and

         WHEREAS, Purchaser and Seller wish to amend the Master Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller agree as follows:

         The Master Purchase Agreement between Purchaser and Seller is hereby amended as follows:

         1.       The definition of "Master Servicing Agreement" as set forth in
Section 1 of the Agreement is modified and, as modified, shall provide in its entirety as follows:

                  "Master Servicing Agreement": The Master Servicing Agreement, dated as of April 1, 1998, between the Seller and the Purchaser, as modified by Amendment No. 1 thereto dated as of December 14, 1999, and by that certain letter agreement between the Seller, the Purchaser, and Cendant Mortgage Corporation dated January 17, 2001.

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         2.       Section 3(b) Delivery of Mortgage Loan Documents is hereby deleted in its entirety and replaced as follows:

                  (b) Delivery of Mortgage Loan Documents. Seller shall, with respect to each Mortgage Loan, deliver to the Custodian, the following documents:

                  (i) The original Mortgage Note endorsed, "Pay to the order of ______________, without recourse" and signed in the name of the Seller by an authorized officer. The Mortgage Note shall include all intervening endorsements showing a complete chain of title from the originator to the Seller.

                  (ii) The original recorded mortgage or deed of trust bearing evidence that such instrument has been recorded. In lieu of the original mortgage, a copy of the original mortgage certified by the Seller to be a true copy of the original mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located is acceptable.

                  (iii) Unless the loan is registered on the MERS System, an original assignment of each mortgage, executed in blank and in recordable form.

                  (iv) Unless the loan is registered on the MERS System, an original of any intervening assignment of the mortgage showing a complete chain of title, executed in blank and in recordable form. In lieu of any original intervening assignment of the mortgage, a copy of the original intervening assignment certified by the Seller to be a true copy of the original intervening assignment which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located is acceptable.

                  (v) With respect to Additional Collateral Mortgage Loans, an original of the Pledge and Security Agreement, Parent Power(R) Securities Agreement and Pledge Account Control Agreement, as the case may be.

                  (vi) Originals of all assumption, modification, extension or guaranty agreement, if any.

                  (vii) The original policy of title insurance, title commitment or title binder (or a preliminary title report if the original title insurance policy has not been received from the title insurance company).

                  (viii) The original Primary Mortgage Insurance Policy, if any.

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         and with respect to any Cooperative Loan:

                  (ix)     (a)      The original Mortgage Note, endorsed (on the
                                    Mortgage Note or an allonge attached
                                    thereto) "Pay to the order of _____________, without recourse" and signed by facsimile signature in the name of such Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to such Seller;

                           (b) or a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

                  (x) The original Acceptance of Assignment and Assumption of Lease Agreement for each Mortgage Loan, from such Seller signed by original or by facsimile signature to __________________, which assignment shall be in form and substance acceptable for recording (except for the recording information).

                  (xi) The original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the Seller.

                  (xii) The original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank.

                  (xiii) The original Recognition Agreement and the original Assignment of Recognition Agreement.

                  (xiv) The recorded state and county Financing Statements and Financing Statement Changes.

                  (xv)     An Estoppel Letter and/or Consent.

                  (xvi)    The Cooperative Lien Search.

                  (xvii) The guaranty of the Mortgage Note and Cooperative Loan, if any.

                  (xviii) The original of any security agreement or similar document executed in connection with the Cooperative Loan.

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                  (xix)    Certified copy of the pledge agreement as executed in
                           connection with loans with additional collateral.

                  Items (i), (iii), (iv), (v), (vi) and (ix) are required to be delivered by the Seller to the Custodian not less than three (3) Business Days prior to the related Closing Date. Items (ii), (vii),
         (viii) and (x) - (xix), if not available prior to the related Closing Date, are to be delivered within 45 days from the related Closing Date.

                  If (a) the original Mortgage was not delivered pursuant to clause (ii) above, (b) any original intervening assignment was not delivered pursuant to clause (iv) above, or (c) the original title insurance policy was not delivered pursuant to clause (vii) above, the Seller shall use best reasonable efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser or the Custodian promptly upon receipt thereof. If any such document is not so delivered to the Purchaser or the Custodian within two hundred seventy (270) days following the Closing Date, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased or substituted for by the Seller at the price and in the manner specified in Section 5(c).

                  If the Purchaser finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Purchaser shall promptly so notify the Seller. The Seller shall have a period of ninety (90) days within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect cannot be corrected or cured, the Seller will, not later than the expiration of the applicable cure period described above, repurchase or substitute for the related Mortgage Loan at the price and in the manner set forth in Section 5(c).

         3.       Section 7 is modified by adding the following paragraphs:

                  However, from and after the Closing Date (as defined in the Trust Agreement dated September 1, 2002, by and between Sequoia Residential Funding, Inc. ("Sequoia"), Wells Fargo Bank Minnesota, National Association, and acknowledged by Purchaser (the "Trust Agreement")) solely in connection with the Sequoia Mortgage Trust 10 transaction, Purchaser and Seller hereby agree that each Mortgage Loan purchased on such Closing Date under the Master Purchase Agreement and sold by Purchaser to Sequoia and, in turn, by Sequoia to the Trust Fund (as defined in the Trust Agreement) (the "Sequoia 10 Mortgage Loans"), will be serviced and administered not by Seller but by Cendant Mortgage Corporation ("Cendant") pursuant to the terms of the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2002, (as amended or modified to the date hereof, the "Flow Purchase and Servicing Agreement") between Purchaser and Cendant and the Additional Collateral Servicing Agreement, dated as of August 1, 2002, between Purchaser and Cendant (the "Additional Collateral Servicing Agreement," and together with the Flow Purchase and Servicing Agreement, the "Cendant Agreements").

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                  From and after the date hereof, in connection with the Sequoia
         Mortgage Trust 10 transaction (i) the Seller and Cendant shall recognize Purchaser as the owner of the Sequoia 10 Mortgage Loans and
         (ii) Cendant will administer and service the Sequoia 10 Mortgage Loans in accordance with the Cendant Agreements as if the Sequoia 10 Mortgage Loans had been sold to the Purchaser by Cendant pursuant to the Cendant Agreements. It is the intention of the Purchaser, the Seller and Cendant that to the extent of the Sequoia 10 Mortgage Loans purchased under the Master Purchase Agreement in connection with the Sequoia Mortgage Trust 10 transaction and serviced pursuant to the Cendant Agreements, the Cendant Agreements shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

                  Purchaser and Seller further agree that each Mortgage Loan purchased on such Closing Date under the Master Purchase Agreement that is not a Sequoia 10 Mortgage Loan shall be serviced and administered by Cendant pursuant to the terms of the Cendant Agreements. Cendant will administer and service the Mortgage Loans in accordance with the Cendant Agreements as if the Mortgage Loans had been sold to the Purchaser by Cendant pursuant to the Cendant Agreements.

                  [remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, Merrill Lynch Credit Corporation and RWT Holdings,
Inc. have caused this Amendment No. 2 to the Master Purchase Agreement to be executed by their respective officers thereunto duly authorized this 1st day of September, 2002.

                                        RWT HOLDINGS, INC.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        MERRILL LYNCH CREDIT CORPORATION

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

The foregoing Agreement
         is hereby confirmed and accepted by:

CENDANT MORTGAGE CORPORATION

By:_____________________________________
         Name:
         Title:

Address:

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